UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2007

Novacea, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Boulevard, Suite 200

South San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 228-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On December 12, 2007, Eckard Weber, M.D. informed Novacea, Inc. (“Novacea” or the “Company”) that he does not intend to stand for re-election at Novacea’s 2008 annual meeting of stockholders.

(c)    On December 12, 2007, Judith A. Hemberger was elected to the board of directors of Novacea (the “Board”). Ms. Hemberger was also appointed to the Board’s Compensation Committee.

Ms. Hemberger will receive similar benefits to those the Company provides to non-employee independent directors, which are described in Novacea’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2007. The Company also intends to enter into an indemnification agreement with Ms. Hemberger that is substantially similar to the form of indemnification agreement executed by other members of the Board.

(e)    On December 17, 2007, Novacea entered into an amendment (the “Albini Amendment”) to the executive severance agreement between the Company and Edward C. Albini, dated April 13, 2006. Pursuant to the terms of the Albini Amendment, if Mr. Albini is terminated, other than for cause, or is constructively terminated, in either case within 180 days before or 12 months after a change in control of Novacea, Mr. Albini would receive a lump sum cash payment equal to 12 months of his base salary.

On December 17, 2007, Novacea entered into an amendment (the “Singh Amendment”) to the executive severance agreement between the Company and Amar Singh, dated April 13, 2006. Pursuant to the terms of the Singh Amendment, if Mr. Singh is terminated, other than for cause, or is constructively terminated, in either case within 180 days before or 12 months after a change in control of Novacea, Mr. Singh would receive a lump sum cash payment equal to 12 months of his base salary.

The descriptions of the Albini Amendment and the Singh Amendment (the “Amendments”) are qualified in their entirety by the full text of the Amendments attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 18, 2007, Novacea issued a press release announcing the election of Judith A. Hemberger as set forth in Item 5.02(c) of this Form 8-K. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment dated December 17, 2007, to Executive Severance Agreement between the Company and Edward C. Albini, dated April 13, 2006.

10.2	Amendment dated December 17, 2007, to Executive Severance Agreement between the Company and Amar Singh, dated April 13, 2006.

99.1	Press Release dated December 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2007	NOVACEA, INC.

	By:	/s/ Edward C. Albini
	Name:	Edward C. Albini
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment dated December 17, 2007, to Executive Severance Agreement between the Company and Edward C. Albini, dated April 13, 2006.

10.2	Amendment dated December 17, 2007, to Executive Severance Agreement between the Company and Amar Singh, dated April 13, 2006.

99.1	Press Release dated December 18, 2007